Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended
	December 2011	December 2010	September 2011	June 2011	March 2011
Interest & Loan Fees Income	$85,529	$77,208	$84,701	$72,435	$73,857
Tax equivalent adjustment	1,732	1,415	1,765	1,637	1,453

Interest & Fees Income (FTE)	87,261	78,623	86,466	74,072	75,310
Interest Expense	13,537	18,647	13,949	13,814	14,494

Net Interest Income (FTE)	73,724	59,976	72,517	60,258	60,816

Provision for Loan Losses	4,268	(5,618)	3,637	4,800	4,436

Non-Interest Income:
Fees from trust & brokerage services	3,316	3,689	3,280	3,437	3,310
Fees from deposit services	10,581	9,781	10,462	10,341	9,631
Bankcard fees and merchant discounts	1,192	1,573	1,237	683	555
Other charges, commissions, and fees	559	562	455	381	454
Income from bank owned life insurance	1,339	1,178	1,544	1,228	1,175
Mortgage banking income	382	303	205	131	234
Other non-interest revenue	841	1,669	1,272	599	851
Net other-than-temporary impairment losses	(6,286)	(5,369)	(7,922)	(4,096)	(2,110)
Net (losses) gains on sales/calls of investment securities	(50)	(30)	445	630	551

Total Non-Interest Income	11,874	13,356	10,978	13,334	14,651

Non-Interest Expense:
Employee compensation	17,756	16,202	16,970	15,015	14,870
Employee benefits	4,488	3,795	4,361	4,131	4,378
Net occupancy	5,018	4,114	5,051	4,140	4,387
Other expenses	18,560	17,611	17,194	14,477	15,347
Amortization of intangibles	832	411	860	354	383
OREO expense	1,879	4,862	2,129	1,233	1,767
FDIC expense	1,496	2,380	2,308	2,327	2,337

Total Non-Interest Expense	50,029	49,375	48,873	41,677	43,469

Income Before Income Taxes (FTE)	31,301	29,575	30,985	27,115	27,562

Tax equivalent adjustment	1,732	1,415	1,765	1,637	1,453

Income Before Income Taxes	29,569	28,160	29,220	25,478	26,109

Income taxes	9,312	8,870	9,204	8,026	8,224

Net Income	$20,257	$19,290	$20,016	$17,452	$17,885

MEMO: Effective Tax Rate	31.49%	31.50%	31.50%	31.50%	31.50%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Year Ended
	December	December	December	December
	2011	2010	2009	2008
Interest & Loan Fees Income	$316,522	$323,382	$365,845	$429,911
Tax equivalent adjustment	6,587	5,906	11,199	14,229

Interest & Fees Income (FTE)	323,109	329,288	377,044	444,140
Interest Expense	55,794	85,196	120,374	177,119

Net Interest Income (FTE)	267,315	244,092	256,670	267,021

Provision for Loan Losses	17,141	13,773	46,065	25,155

Non-Interest Income:
Fees from trust & brokerage services	13,343	13,637	13,065	16,582
Fees from deposit services	41,015	39,220	40,289	39,189
Bankcard fees and merchant discounts	3,667	4,786	4,155	5,815
Other charges, commissions, and fees	1,849	1,918	1,906	1,932
Income from bank owned life insurance	5,286	4,673	3,416	4,093
Mortgage banking income	952	662	608	385
Other non-interest revenue	3,563	5,116	5,236	8,725
Net other-than-temporary impairment losses	(20,414)	(9,815)	(15,020)	(10,489)
Net gains on sales/calls of investment securities	1,576	2,006	315	1,071

Total Non-Interest Income	50,837	62,203	53,970	67,303

Non-Interest Expense:
Employee compensation	64,611	60,564	58,901	61,347
Employee benefits	17,358	16,749	19,192	13,680
Net occupancy	18,596	17,246	17,018	16,682
Other expenses	65,578	64,954	62,791	72,239
Amortization of intangibles	2,429	1,884	2,561	3,494
OREO expense	7,008	11,131	5,487	2,484
FDIC expense	8,468	9,684	9,177	1,147

Total Non-Interest Expense	184,048	182,212	175,127	171,073

Income Before Income Taxes (FTE)	116,963	110,310	89,448	138,096

Tax equivalent adjustment	6,587	5,906	11,199	14,229

Income Before Income Taxes	110,376	104,404	78,249	123,867

Income taxes	34,766	32,457	10,951	36,913

Net Income	$75,610	$71,947	$67,298	$86,954

MEMO: Effective Tax Rate	31.50%	31.09%	14.00%	29.80%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	December 31	December 31
	2011	2010	December 31	December 31	December 31
	Q-T-D Average	Q-T-D Average	2011	2010	2009

Cash & Cash Equivalents	$669,533	$636,467	$636,003	$461,389	$449,767

Securities Available for Sale	692,540	704,758	696,518	653,276	811,777
Securities Held to Maturity	60,415	67,253	59,289	67,036	77,421
Other Investment Securities	69,096	76,690	68,412	74,403	77,722

Total Securities	822,051	848,701	824,219	794,715	966,920

Total Cash and Securities	1,491,584	1,485,168	1,460,222	1,256,104	1,416,687

Loans Held for Sale	5,582	6,470	3,902	6,869	5,284

Commercial Loans	4,377,276	3,550,037	4,378,345	3,533,559	3,801,254
Mortgage Loans	1,565,638	1,489,752	1,562,838	1,459,286	1,606,560
Consumer Loans	315,022	272,514	299,030	270,506	332,964

Gross Loans	6,257,936	5,312,303	6,240,213	5,263,351	5,740,778

Unearned Income	(5,263)	(3,089)	(3,503)	(3,025)	(3,969)

Loans, Net of Unearned Income	6,252,673	5,309,214	6,236,710	5,260,326	5,736,809

Allowance for Loan Losses	(73,562)	(72,759)	(73,874)	(73,033)	(67,853)

Goodwill	372,902	311,831	371,693	311,765	312,069
Other Intangibles	11,641	3,149	12,950	2,940	4,823

Total Intangibles	384,543	314,980	384,643	314,705	316,892

Real Estate Owned	51,729	48,939	51,760	44,770	40,058
Other Assets	399,503	336,501	388,107	345,978	357,224

Total Assets	$8,512,052	$7,428,513	$8,451,470	$7,155,719	$7,805,101

MEMO: Earning Assets	$7,551,646	$6,598,071	$7,498,333	$6,334,914	$6,956,322

Interest-bearing Deposits	$5,227,649	$4,474,950	$5,199,848	$4,510,279	$4,862,943
Noninterest-bearing Deposits	1,614,185	1,203,002	1,619,162	1,203,255	1,108,157

Total Deposits	6,841,834	5,677,952	6,819,010	5,713,534	5,971,100

Short-term Borrowings	285,747	288,873	254,766	193,214	222,944
Long-term Borrowings	353,220	620,156	345,366	386,458	771,935

Total Borrowings	638,967	909,029	600,132	579,672	994,879

Other Liabilities	47,436	47,614	63,484	69,501	77,572

Total Liabilities	7,528,237	6,634,595	7,482,626	6,362,707	7,043,551

Preferred Equity	—	—	—	—	—
Common Equity	983,815	793,918	968,844	793,012	761,550

Total Shareholders’ Equity	983,815	793,918	968,844	793,012	761,550

Total Liabilities & Equity	$8,512,052	$7,428,513	$8,451,470	$7,155,719	$7,805,101

MEMO: Interest-bearing Liabilities	$5,866,616	$5,383,979	$5,799,980	$5,089,951	$5,857,822

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended
	December	December	September	June	March
	2011	2010	2011	2011	2011
Quarterly Share Data:

Earnings Per Share:
Basic	$0.40	$0.44	$0.40	$0.40	$0.41
Diluted	$0.40	$0.44	$0.40	$0.40	$0.41

Common Dividend Declared Per Share	$0.31	$0.30	$0.30	$0.30	$0.30

High Common Stock Price	$29.29	$30.25	$25.21	$27.46	$30.84
Low Common Stock Price	$19.06	$24.15	$18.78	$22.36	$25.66

Average Shares Outstanding (Net of Treasury Stock):
Basic	50,207,410	43,606,591	49,628,087	43,645,541	43,629,364
Diluted	50,238,812	43,677,279	49,636,382	43,676,407	43,700,436

Memorandum Items:
Tax Applicable to Security Sales/Calls	$(18)	$(11)	$156	$220	$193

Common Dividends	$15,571	$13,087	$15,062	$13,099	$13,095

Dividend Payout Ratio	76.87%	67.84%	75.25%	75.06%	73.22%

	Year Ended
	December 2011	December 2010	December 2009	December 2008
YTD Share Data:

Earnings Per Share:
Basic	$1.62	$1.65	$1.55	$2.01
Diluted	$1.61	$1.65	$1.55	$2.00

Common Dividend Declared Per Share	$1.21	$1.20	$1.17	$1.16

Average Shares Outstanding (Net of Treasury Stock):
Basic	46,803,432	43,547,965	43,410,431	43,286,894
Diluted	46,837,363	43,625,183	43,456,889	43,434,083

Memorandum Items:
Tax Applicable to Security Sales/Calls	$552	$702	$110	$375

Common Dividends	$56,827	$52,300	$50,837	$50,231

Dividend Payout Ratio	75.16%	72.69%	75.54%	57.77%

EOP Employees (full-time equivalent)	1,619	1,451	1,477	1,531

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended
	December 2011	December 2010	September 2011	June 2011	March 2011
EOP Share Data:

Book Value Per Share	$19.29	$18.18	$19.38	$18.43	$18.32
Tangible Book Value Per Share	$11.63	$10.96	$11.71	$11.24	$11.12

52-week High Common Stock Price	$30.84	$31.99	$30.84	$30.84	$31.99
Date	01/19/11	04/23/10	01/19/11	01/19/11	04/23/10
52-week Low Common Stock Price	$18.78	$20.15	$18.78	$22.09	$22.09
Date	09/22/11	01/06/10	09/22/11	08/24/10	08/24/10

EOP Shares Outstanding (Net of Treasury Stock):	50,212,948	43,621,635	50,205,691	43,645,485	43,645,650

	Three Months Ended
	December 2011	December 2010	September 2011	June 2011	March 2011
Selected Yields and Net Interest Margin:

Net Loans	5.18%	5.24%	5.14%	5.18%	5.24%
Investment Securities	3.08%	4.33%	3.48%	3.73%	4.19%
Money Market Investments/FFS	0.23%	0.28%	0.27%	0.30%	0.37%
Average Earning Assets Yield	4.59%	4.74%	4.61%	4.71%	4.86%
Interest-bearing Deposits	0.69%	1.06%	0.74%	0.91%	0.99%
Short-term Borrowings	0.08%	0.04%	0.08%	0.04%	0.04%
Long-term Borrowings	4.85%	4.24%	4.73%	4.83%	4.75%
Average Liability Costs	0.92%	1.37%	0.95%	1.13%	1.20%
Net Interest Spread	3.67%	3.37%	3.66%	3.58%	3.66%
Net Interest Margin	3.88%	3.62%	3.87%	3.83%	3.92%

Selected Financial Ratios:

Return on Average Common Equity	8.17%	9.64%	8.26%	8.66%	9.04%
Return on Average Assets	0.94%	1.03%	0.95%	0.98%	1.02%
Efficiency Ratio	51.47%	56.02%	50.44%	52.03%	53.64%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Year Ended
	December	December	December	December
	2011	2010	2009	2008
Selected Yields and Net Interest Margin:
Net Loans	5.18%	5.30%	5.46%	6.34%
Investment Securities	3.61%	4.65%	5.08%	5.46%
Money Market Investments/FFS	0.28%	0.31%	0.18%	1.94%
Average Earning Assets Yield	4.68%	4.91%	5.27%	6.15%
Interest-bearing Deposits	0.82%	1.21%	1.75%	2.71%
Short-term Borrowings	0.06%	0.06%	0.14%	1.69%
Long-term Borrowings	4.79%	4.30%	4.24%	4.49%
Average Liability Costs	1.04%	1.53%	1.98%	2.81%
Net Interest Spread	3.64%	3.38%	3.29%	3.34%
Net Interest Margin	3.87%	3.64%	3.59%	3.70%

Selected Financial Ratios:
Return on Average Common Equity	8.50%	9.19%	8.81%	11.12%
Return on Average Assets	0.97%	0.95%	0.85%	1.09%
Loan / Deposit Ratio	91.46%	92.07%	96.08%	106.48%
Allowance for Loan Losses/ Loans, Net of Unearned Income	1.18%	1.39%	1.18%	1.02%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.21%	1.43%	1.22%	1.06%
Nonaccrual Loans / Loans, Net of Unearned Income	0.96%	1.14%	0.89%	0.70%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.26%	0.13%	0.35%	0.20%
Non-performing Loans/ Loans, Net of Unearned Income	1.28%	1.28%	1.26%	0.90%
Non-performing Assets/ Total Assets	1.56%	1.57%	1.44%	0.91%
Primary Capital Ratio	12.25%	12.00%	10.56%	9.80%
Shareholders’ Equity Ratio	11.46%	11.08%	9.76%	9.09%
Price / Book Ratio	1.47x	1.61x	1.14x	1.96x
Price / Earnings Ratio	17.51x	17.71x	12.90x	16.59x
Efficiency Ratio	51.81%	53.87%	51.35%	48.03%

Note: (1) Includes allowances for loan losses and lending-related commitments.

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	December 2011	December 2010	September 2011	June 2011	March 2011
Asset Quality Data:

EOP Non-Accrual Loans	$59,892	$59,996	$53,759	$51,237	$62,703
EOP 90-Day Past Due Loans	16,179	6,798	16,340	8,865	6,539
EOP Restructured Loans	3,592	437	3,624	3,886	3,716

Total EOP Non-performing Loans	$79,663	$67,231	$73,723	$63,988	$72,958

EOP Other Real Estate & Assets Owned	51,760	44,770	52,657	45,671	44,362

Total EOP Non-performing Assets	$131,423	$112,001	$126,380	$109,659	$117,320

	Three Months Ended		Year Ended
	December 2011	December 2010	December 2011	December 2010	December 2009
Allowance for Credit Losses:(1)
Beginning Balance	$75,494	$72,806	$75,039	$70,010	$63,603
Provision for Credit Losses (3)	4,136	(5,618)	16,988	13,773	46,065

	79,630	67,188	92,027	83,783	109,668
Gross Charge-offs	(4,398)	(7,422)	(19,605)	(25,762)	(41,077)
Recoveries	495	15,273	3,305	17,018	1,419

Net (Charge-offs) Recoveries	(3,903)	7,851	(16,300)	(8,744)	(39,658)

Ending Balance	$75,727	$75,039	$75,727	$75,039	$70,010

Notes:

(1)	Includes allowances for loan losses and lending-related commitments.
(2)	Restructured loans with an aggregate balance of $1,528, $1,549, $3,886 and $1,067 at December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively, were on nonaccrual status, but are not included in the “EOP Non-Accrual Loans.” A restructured loan with a balance of $437 thousand at December 31, 2010 was past due 90 days or more, but was not included in the “EOP 90-Day Past Due Loans” category.
(3)	Includes the Provision for Loan Losses and a provision for lending-related commitments included in Other Expenses.